UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 28, 2014

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2014, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2014, which is furnished herewith as Exhibit 99. The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated July 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2014

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	June 29, 2014	March 30, 2014	June 30, 2013
NET SALES	$4,835	$4,406	$4,525
Cost of sales	3,608	3,290	3,372
GROSS MARGIN	1,227	1,116	1,153

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	535	502	484
Research, development and engineering expenses	179	190	177
Equity, royalty and interest income from investees (Note 1)	105	90	108
Other operating income (expense), net	(6)	(1)	10
OPERATING INCOME	612	513	610

Interest income	6	5	10
Interest expense	15	17	8
Other income, net	39	10	1
INCOME BEFORE INCOME TAXES	642	511	613

Income tax expense (Note 2)	170	153	172
CONSOLIDATED NET INCOME	472	358	441

Less: Net income attributable to noncontrolling interests	26	20	27
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$446	$338	$414

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.44	$1.83	$2.20
Diluted	$2.43	$1.83	$2.20

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	182.8	184.3	187.8
Diluted	183.2	184.7	188.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.625	$0.625	$0.50

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	June 29, 2014	June 30, 2013
NET SALES	$9,241	$8,447
Cost of sales	6,898	6,337
GROSS MARGIN	2,343	2,110

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,037	928
Research, development and engineering expenses	369	359
Equity, royalty and interest income from investees (Note 1)	195	190
Other operating income (expense), net	(7)	11
OPERATING INCOME	1,125	1,024

Interest income	11	15
Interest expense	32	14
Other income, net	49	19
INCOME BEFORE INCOME TAXES	1,153	1,044

Income tax expense (Note 2)	323	291
CONSOLIDATED NET INCOME	830	753

Less: Net income attributable to noncontrolling interests	46	57
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$784	$696

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$4.27	$3.70
Diluted	$4.26	$3.69

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	183.5	188.1
Diluted	183.9	188.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.25	$1.00

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	June 29, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$2,219	$2,699
Marketable securities	158	150
Total cash, cash equivalents and marketable securities	2,377	2,849
Accounts and notes receivable, net	3,188	2,649
Inventories	2,745	2,381
Prepaid expenses and other current assets	770	760
Total current assets	9,080	8,639
Long-term assets
Property, plant and equipment	6,739	6,410
Accumulated depreciation	(3,410)	(3,254)
Property, plant and equipment, net	3,329	3,156
Investments and advances related to equity method investees	934	931
Goodwill	465	461
Other intangible assets, net	353	357
Other assets	1,339	1,184
Total assets	$15,500	$14,728

LIABILITIES
Current liabilities
Loans payable	$30	$17
Accounts payable (principally trade)	1,905	1,557
Current maturities of long-term debt	33	51
Current portion of accrued product warranty	353	360
Accrued compensation, benefits and retirement costs	401	433
Deferred revenue	316	285
Taxes payable (including taxes on income)	125	99
Other accrued expenses	646	566
Total current liabilities	3,809	3,368
Long-term liabilities
Long-term debt	1,627	1,672
Pensions	233	232
Postretirement benefits other than pensions	341	356
Other liabilities and deferred revenue	1,332	1,230
Total liabilities	7,342	6,858

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	2,113	2,099
Retained earnings	8,961	8,406
Treasury stock, at cost, 38.4 and 35.6 shares	(2,604)	(2,195)
Common stock held by employee benefits trust, at cost, 1.2 and 1.3 shares	(14)	(16)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(597)	(611)
Other	(72)	(173)
Total accumulated other comprehensive loss	(669)	(784)
Total Cummins Inc. shareholders’ equity	7,787	7,510
Noncontrolling interests	371	360
Total equity	8,158	7,870
Total liabilities and equity	$15,500	$14,728
 (a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Six months ended
In millions	June 29, 2014	June 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$830	$753
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	217	200
Gain on fair value adjustment for consolidated investees	(20)	(12)
Deferred income taxes	(88)	20
Equity in income of investees, net of dividends	(108)	(57)
Pension contributions in excess of expense	(127)	(78)
Other post-retirement benefits payments in excess of expense	(14)	(15)
Stock-based compensation expense	21	19
Excess tax benefits on stock-based awards	(5)	(8)
Translation and hedging activities	(9)	3
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(321)	(265)
Inventories	(223)	(184)
Other current assets	4	214
Accounts payable	289	310
Accrued expenses	120	(87)
Changes in other liabilities and deferred revenue	116	100
Other, net	19	47
NET CASH PROVIDED BY OPERATING ACTIVITIES	701	960

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(245)	(275)
Investments in internal use software	(26)	(24)
Investments in and advances to equity investees	(11)	(4)
Acquisitions of businesses, net of cash acquired	(193)	(134)
Investments in marketable securities—acquisitions	(179)	(243)
Investments in marketable securities—liquidations	179	280
Cash flows from derivatives not designated as hedges	4	(23)
Other, net	8	12
Net cash used in investing activities	(463)	(411)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	17	2
Payments on borrowings and capital lease obligations	(39)	(51)
Net borrowings (payments) under short-term credit agreements	(48)	56
Distributions to noncontrolling interests	(32)	(28)
Dividend payments on common stock	(229)	(189)
Repurchases of common stock	(430)	(289)
Excess tax benefits on stock-based awards	5	8
Other, net	—	18
Net cash used in financing activities	(756)	(473)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	38	(63)
Net increase (decrease) in cash and cash equivalents	(480)	13
Cash and cash equivalents at beginning of year	2,699	1,369
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,219	$1,382

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
	Three months ended June 29, 2014
	External sales	$2,178	$953	$475	$1,229		$—	$4,835
	Intersegment sales	566	327	268	9		(1,170)	—
	Total sales	2,744	1,280	743	1,238		(1,170)	4,835
	Depreciation and amortization(2)	52	26	13	20		—	111
	Research, development and engineering expenses	105	53	18	3		—	179
	Equity, royalty and interest income from investees	45	9	9	42		—	105
	Interest income	4	1	1	—		—	6
	Segment EBIT	311	185	61	126	(3)	(26)	657

	Segment EBIT as a percentage of total sales	11.3%	14.5%	8.2%	10.2%			13.6%

	Three months ended March 30, 2014
	External sales	$2,090	$922	$452	$942		$—	$4,406
	Intersegment sales	473	308	187	8		(976)	—
	Total sales	2,563	1,230	639	950		(976)	4,406
	Depreciation and amortization(2)	51	26	12	16		—	105
	Research, development and engineering expenses	116	53	19	2		—	190
	Equity, royalty and interest income from investees	32	9	8	41		—	90
	Interest income	2	1	1	1		—	5
	Segment EBIT	269	167	25	76	(3)	(9)	528

	Segment EBIT as a percentage of total sales	10.5%	13.6%	3.9%	8.0%			12.0%

	Three months ended June 30, 2013
	External sales	$2,209	$786	$583	$947		$—	$4,525
	Intersegment sales	447	331	231	7		(1,016)	—
	Total sales	2,656	1,117	814	954		(1,016)	4,525
	Depreciation and amortization(2)	51	23	12	15		—	101
	Research, development and engineering expenses	102	57	17	1		—	177
	Equity, royalty and interest income from investees	52	9	10	37		—	108
	Interest income	7	—	2	1		—	10
	Segment EBIT	339	136	76	100	(3)	(30)	621

	Segment EBIT as a percentage of total sales	12.8%	12.2%	9.3%	10.5%			13.7%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended June 29, 2014, March 30, 2014 and June 30, 2013.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT for the three months ended June 29, 2014, March 30, 2014 and June 30, 2013 included gains of $14 million, $6 million and $5 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors in each period, respectively.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
Six months ended June 29, 2014
External sales	$4,268	$1,875	$927	$2,171		$—	$9,241
Intersegment sales	1,039	635	455	17		(2,146)	—
Total sales	5,307	2,510	1,382	2,188		(2,146)	9,241
Depreciation and amortization(2)	103	52	25	36		—	216
Research, development and engineering expenses	221	106	37	5		—	369
Equity, royalty and interest income from investees	77	18	17	83		—	195
Interest income	6	2	2	1		—	11
Segment EBIT	580	352	86	202	(3)	(35)	1,185

Segment EBIT as a percentage of total sales	10.9%	14.0%	6.2%	9.2%			12.8%

Six months ended June 30, 2013
External sales	$4,094	$1,508	$1,122	$1,723		$—	$8,447
Intersegment sales	865	627	438	9		(1,939)	—
Total sales	4,959	2,135	1,560	1,732		(1,939)	8,447
Depreciation and amortization(2)	103	47	24	25		—	199
Research, development and engineering expenses	207	114	35	3		—	359
Equity, royalty and interest income from investees	75	16	17	82		—	190
Interest income	9	1	4	1		—	15
Segment EBIT	534	255	127	195	(3)	(53)	1,058

Segment EBIT as a percentage of total sales	10.8%	11.9%	8.1%	11.3%			12.5%

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the six months ended June 29, 2014 and June 30, 2013.
(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $1 million and $5 million for the six months ended June 29, 2014 and June 30, 2013, respectively.
(3) Distribution segment EBIT for the six months ended June 29, 2014 and June 30, 2013 included gains of $20 million and $12 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors in each period, respectively.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
In millions	June 29, 2014	March 30, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Total EBIT	$657	$528	$621	$1,185	$1,058
Less: Interest expense	15	17	8	32	14
Income before income taxes	$642	$511	$613	$1,153	$1,044

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended			Six months ended
In millions	June 29, 2014	March 30, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Distribution Entities
North American distributors	$30	$32	$29	$62	$64
Komatsu Cummins Chile, Ltda.	8	6	6	14	11
All other distributors	1	1	—	2	—
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	22	14	20	36	32
Chongqing Cummins Engine Company, Ltd.	15	11	17	26	29
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	8	6	9	14	10
Shanghai Fleetguard Filter Co., Ltd.	3	3	4	6	7
Tata Cummins, Ltd.	2	2	2	4	3
Cummins Westport, Inc.	—	1	3	1	3
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(7)	(6)	(7)	(13)	(10)
All other manufacturers	14	9	15	23	22
Cummins share of net income	96	79	98	175	171
Royalty and interest income	9	11	10	20	19
Equity, royalty and interest income from investees	$105	$90	$108	$195	$190

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 28 percent, excluding any one-time items that may arise and the research tax credit which expired December 31, 2013 and has not yet been renewed by Congress. Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income.  The effective tax rates for the three and six month periods ended June 29, 2014, were 26.5 percent and 28 percent, respectively. The tax rate for the three months ended June 29, 2014, included a $2 million discrete tax benefit for the release of reserves for uncertain tax positions related to multiple state audit settlements. Additionally, the tax rate for the six month period included a $12 million discrete tax expense attributable primarily to state deferred tax adjustments, as well as a $6 million discrete net tax benefit resulting from a $70 million dividend paid from China earnings generated prior to 2012.

Our effective tax rate for the three month period ended March 30, 2014, was 29.9 percent, and included a $12 million discrete tax expense attributable primarily to state deferred tax adjustments, as well as a $6 million discrete net tax benefit resulting from a $70 million dividend paid from China earnings generated prior to 2012.
Our effective tax rates for the three and six month periods ended June 30, 2013, were 28.1 percent and 27.9 percent, respectively. These tax rates included a discrete tax benefit of $28 million attributable to the 2012 research credit reinstated in January 2013, as well as a discrete tax expense of $17 million, which primarily related to the write-off of a deferred tax asset deemed unrecoverable. The decrease in the three month effective tax rate from 2013 to 2014 is primarily due to favorable changes in the jurisdictional mix of pre-tax income and the 2014 favorable discrete tax item related to state audit settlements.

NOTE 3. ACQUISITION
Cummins Southern Plains LLC
On March 31, 2014, we acquired the remaining 50 percent interest in Cummins Southern Plains LLC (Southern Plains) from the former distributor principal. The purchase consideration was $92 million as presented below, which included $41 million in cash and an additional $48 million paid to eliminate outstanding debt. The remaining $3 million will be paid in future periods. The intangible assets are primarily customer related and are being amortized over periods ranging from one to five years. The acquisition was accounted for as a business combination and the results of the acquired entity were included in the Distribution operating segment subsequent to the acquisition date. As a result of this transaction, second quarter 2014 Distribution segment results included a $13 million gain, as we were required to re-measure our pre-existing 50 percent ownership interest in Southern Plains to fair value in accordance with GAAP. The transaction generated less than $1 million of goodwill based on the purchase price allocation. Net sales for Southern Plains were $433 million for the year ended December 31, 2013. This amount is not fully incremental to our consolidated sales as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.
The final purchase price allocation as of June 29, 2014, was as follows:

In millions
Accounts receivable	$63
Inventory	59
Fixed assets	47
Intangible assets	11
Other current assets	9
Current liabilities	(53)
Total business valuation	136
Fair value of pre-existing 50 percent interest	(44)
Purchase price	$92

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Six months ended
In millions	June 29, 2014	March 30, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Earnings before interest expense and income taxes	$657	$528	$621	$1,185	$1,058

EBIT as a percentage of net sales	13.6%	12.0%	13.7%	12.8%	12.5%

Less
Interest expense	15	17	8	32	14
Income tax expense	170	153	172	323	291
Consolidated net income	472	358	441	830	753

Less
Net income attributable to noncontrolling interests	26	20	27	46	57
Net income attributable to Cummins Inc.	$446	$338	$414	$784	$696

Net income attributable to Cummins Inc. as a percentage of net sales	9.2%	7.7%	9.1%	8.5%	8.2%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$722	$796	$—	$—	$1,518
Medium-duty truck and bus	601	646	—	—	1,247
Light-duty automotive and RV	361	336	—	—	697
Industrial	700	757	—	—	1,457
Stationary power	179	209	—	—	388
Total sales	$2,563	$2,744	$—	$—	$5,307

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	$638	$2,705
Medium-duty truck and bus	448	595	570	572	2,185
Light-duty automotive and RV	260	345	330	365	1,300
Industrial	714	762	709	811	2,996
Stationary power	227	231	193	176	827
Total sales	$2,303	$2,656	$2,492	$2,562	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2014
Units	Q1	Q2	Q3	Q4	YTD
Midrange	118,900	118,700	—	—	237,600
Heavy-duty	28,800	30,300	—	—	59,100
High-horsepower	3,400	3,900	—	—	7,300
Total units	151,100	152,900	—	—	304,000

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	115,700	446,000
Heavy-duty	24,900	28,300	26,500	25,700	105,400
High-horsepower	4,200	3,600	3,500	3,500	14,800
Total units	123,700	153,800	143,800	144,900	566,200

Component segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$543	$582	$—	$—	$1,125
Turbo Technologies	313	307	—	—	620
Filtration	265	275	—	—	540
Fuel systems	109	116	—	—	225
Total sales	$1,230	$1,280	$—	$—	$2,510

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$400	$444	$458	$489	$1,791
Turbo Technologies	266	294	263	292	1,115
Filtration	255	271	248	254	1,028
Fuel systems	97	108	103	100	408
Total sales	$1,018	$1,117	$1,072	$1,135	$4,342

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$373	$445	$—	$—	$818
Power systems	137	141	—	—	278
Alternators	105	126	—	—	231
Power solutions	24	31	—	—	55
Total sales	$639	$743	$—	$—	$1,382

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	$421	$1,725
Power systems	179	187	122	168	656
Alternators	126	125	126	119	496
Power solutions	32	28	43	51	154
Total sales	$746	$814	$712	$759	$3,031

Distribution segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$—	$—	$843
Power generation	193	278	—	—	471
Engines	174	249	—	—	423
Service	201	250	—	—	451
Total sales	$950	$1,238	$—	$—	$2,188

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	$397	$1,465
Power generation	163	241	234	293	931
Engines	152	183	170	208	713
Service	141	161	163	175	640
Total sales	$778	$954	$944	$1,073	$3,749